UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

INC RESEARCH HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INC RESEARCH HOLDINGS, INC.

3201 Beechleaf Court, Suite 600

Raleigh, North Carolina 27604

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 31, 2017

The date of this Supplement is July 19, 2017

This supplement (the “Supplement”) amends and supplements the definitive proxy statement on Schedule 14A filed by INC Research Holdings, Inc. (“INC Research”) with the Securities and Exchange Commission on June 30, 2017 (the “Definitive Proxy Statement”), relating to INC Research’s special meeting of stockholders to be held at The Washington Duke Inn, 3001 Cameron Boulevard, Durham, NC 27705, on Monday, July 31, 2017 at 8:00 a.m. EDT. The purpose of this Supplement is to (1) update certain information in the Definitive Proxy Statement concerning regulatory matters related to the Agreement and Plan of Merger, dated as of May 10, 2017 and as it may be amended from time to time (the “Merger Agreement”), by and between INC Research and Double Eagle Parent, Inc., a Delaware corporation (“inVentiv”), pursuant to which, among other things, inVentiv will merge with and into INC Research, with INC Research as the surviving corporation (the “merger”), (2) include disclosure concerning litigation related to the merger that was commenced after the filing and mailing of the Definitive Proxy Statement and (3) provide certain supplemental disclosures to the forecasted financial information included or referred to in the Definitive Proxy Statement.

To the extent that information in this Supplement differs from or updates information contained in the Definitive Proxy Statement, you should rely on the information in this Supplement. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Definitive Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the Definitive Proxy Statement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

Regulatory Approvals

As previously disclosed in the Definitive Proxy Statement, the consummation of the merger is conditioned on the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and receipt of antitrust approvals from the Germany Federal Cartel Office and the Russia Federal Antimonopoly Service.

As previously disclosed in the Definitive Proxy Statement, on June 13, 2017, the Germany Federal Cartel Office issued unconditional clearance with respect to the transaction and on June 26, 2017, the applicable waiting period under the HSR Act expired. On July 3, 2017, INC Research was informed that the Russia Federal Antimonopoly Service granted clearance of the transaction on June 30, 2017.

All antitrust clearances required to consummate the merger have now been received. The merger remains subject to other customary closing conditions, including the approval of INC Research’s stockholders at its special meeting scheduled to be held on Monday, July 31, 2017. Assuming that the approval of INC Research’s stockholders is obtained at the special meeting and all other conditions are satisfied or waived, the parties currently anticipate consummating the merger in August 2017.

Litigation

On July 10, 2017, a putative class action lawsuit (captioned Brian Fink v. INC Research Holdings, Inc., et al., No. 1:17-cv-00927-UNA) (the “Action”) was filed in the United States District Court, District of Delaware (the “Court”) by an alleged stockholder of INC Research against INC Research and its directors, alleging certain violations of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934. Plaintiff alleges that the Definitive Proxy Statement for the proposed merger misstates or omits information regarding, among other things, INC Research’s financial projections included in the Definitive Proxy Statement and used in connection with certain financial analyses performed by INC Research’s financial advisor. Plaintiff seeks, among other things, orders (i) certifying the lawsuit as a class action, (ii) enjoining INC Research from proceeding with the stockholders vote on the proposed merger or consummating the proposed merger until INC Research discloses certain information, and (iii) awarding damages and attorneys’ fees to the Plaintiff and all other stockholders of INC Research. INC Research believes that the claims and allegations raised in the Action are entirely without merit and intends to vigorously defend the Action; however, its ultimate outcome cannot presently be determined.

Certain Non-GAAP Reconciliations

In the section titled, “The Merger—Forecasted Financial Information” of the Definitive Proxy Statement, INC Research disclosed certain forecasts of Net Service Revenue and Adjusted EBITDA for INC Research and inVentiv. Net Service Revenue is a GAAP measure. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain expenses and transactions that INC Research believes are not representative of core operations, namely, restructuring, CEO transition and other costs, transaction expenses, impact of acquisition accounting adjustments, stock-based compensation expense, management fees, loss on extinguishment of debt and other expenses. For each of the periods presented below, transaction expenses and loss on extinguishment of debt were each forecasted to be $0 for each of INC Research and inVentiv. Non-GAAP measures such as EBITDA and Adjusted EBITDA have limitations in that they do not reflect all of the amounts associated with INC Research’s or inVentiv’s results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently. The non-GAAP financial information is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with INC Research’s and inVentiv’s consolidated financial statements prepared in accordance with GAAP and the reconciliation to GAAP measures presented below. These forecasts represent stand-alone projections and do not contemplate the impact of the transactions contemplated by the Merger Agreement.

INC Research Forecasts – Reconciliation of Adjusted EBITDA to Net Income

	Projected Fiscal Year ($mm)
	2017E	2018E	2019E	2020E	2021E	2022E
Net Income	$111	$133	$153	$187	$213	$229
Interest expense, net	$13	$11	$7	$1	$1	$0
Income tax expense	$44	$52	$55	$64	$71	$72
Depreciation	$25	$31	$35	$36	$39	$41
Amortization	$28	$19	$19	$13	$0	$0

EBITDA	$221	$247	$268	$300	$324	$342

Restructuring, CEO transition and other costs	$7	—	—	—	—	—
Stock-based compensation expense	$24	$25	$30	$26	$28	$31
Impact of acquisition accounting adjustments	—	—	—	—	—	—
Management fees	—	—	—	—	—	—
Other expenses	$4	—	—	—	—	—

Adjusted EBITDA	$257	$272	$298	$326	$352	$373

Adjusted inVentiv Forecasts – Reconciliation of Adjusted EBITDA to Net Income

	Projected Fiscal Year ($mm)
	2017E	2018E	2019E	2020E	2021E	2022E
Net Income	$(65)	$36	$82	$110	$152	$176
Interest expense, net	$150	$154	$156	$160	$161	$161
Income tax expense	$(60)	$(9)	$13	$26	$45	$56
Depreciation	$48	$53	$55	$59	$63	$67
Amortization(1)	$246	$180	$151	$143	$107	$100

EBITDA	$319	$413	$457	$498	$528	$559

Restructuring, CEO transition and other costs	$14	—	—	—	—	—
Stock-based compensation expense	$17	$18	$20	$21	$22	$24
Impact of acquisition accounting adjustments	$17	$5	$4	$4	$3	$3
Management fees	$9	$5	$5	$5	$6	$6
Other expenses	$4	—	—	—	—	—

Adjusted EBITDA	$380	$441	$486	$528	$559	$593

(1)	Forecasted amounts differ from the annual financial statements included in the proxy due to an adjustment of the amortization schedules related to the purchase price allocation for the November 2016 inVentiv merger transaction with Advent.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. INC Research cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain stockholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of INC Research and inVentiv to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) litigation relating to the proposed transaction that has been or potentially could be instituted against INC Research, inVentiv or their respective directors, (vi) possible disruptions from the proposed transaction that could harm INC Research’s and/or inVentiv’s business, including current plans and operations, (vii) the ability of INC Research or inVentiv to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect INC Research’s or inVentiv’s financial performance, (x) certain restrictions during the pendency of the merger that may impact INC Research’s or inVentiv’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement that has been filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the definitive proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on INC Research’s or inVentiv’s consolidated financial condition, results of operations, credit rating or liquidity. Unless legally required, INC Research does not assume any obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving INC Research and inVentiv. In connection with the proposed transaction, INC Research has filed with the Securities and Exchange Commission the definitive proxy statement and, beginning on June 30, 2017, mailed the definitive proxy statement to its stockholders as of the June 29, 2017 record date for a special meeting of stockholders of INC Research to be held on July 31, 2017 at 8:00 a.m. Eastern Daylight Time at The Washington Duke Inn, 3001 Cameron Boulevard, Durham, NC 27705. Stockholders are encouraged to read the definitive proxy statement regarding the proposed transaction and any other relevant documents filed or to be filed with the Securities and Exchange Commission carefully and in their entirety before making any voting decision as they will contain important information about the transaction. Stockholders will be able to obtain a free copy of the definitive proxy statement (when available), as well as other filings made by INC Research regarding INC Research, inVentiv, and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov) or at INC Research’s website (investor.incresearch.com).

Participants in the Solicitation

INC Research and its respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from INC Research’s stockholders with respect to the special meeting of stockholders that will be held to consider and vote upon the approval of the stock issuance and the proposed transaction. Information regarding the officers and directors of INC Research is included in its Annual Report on Form 10-K for the year ended December 31, 2016, and INC Research’s notice of Annual Meeting of Stockholders and Proxy Statement, which were filed with the Securities and Exchange Commission on April 13, 2017. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of INC Research’s stockholders generally, are contained in the definitive proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.